                          [THOMPSON PLUMB FUNDS LOGO]

                                  ANNUAL REPORT
                                November 30, 2002



                           THOMPSON PLUMB GROWTH FUND
                           THOMPSON PLUMB SELECT FUND
                          THOMPSON PLUMB BLUE CHIP FUND
                          THOMPSON PLUMB BALANCED FUND
                            THOMPSON PLUMB BOND FUND



                           1200 John Q. Hammons Drive
                            Madison, Wisconsin 53717
                            Telephone: (608) 831-1300
                                       (800) 999-0887
                              www.thompsonplumb.com

                             DIRECTORS OF THE FUNDS
                                Mary Ann Deibele
                                  John W. Feldt
                                Donald A. Nichols
                      Thomas G. Plumb, CFA: Vice President
                       Thompson, Plumb & Associates, Inc.
                        John W. Thompson, CFA: President
                       Thompson, Plumb & Associates, Inc.
                      George H. Austin, Director Emeritus

                              OFFICERS OF THE FUNDS
                              John W. Thompson, CFA
                              Chairman & Secretary
                              Thomas G. Plumb, CFA
                              President & Treasurer
                              John C. Thompson, CFA
                                 Vice President
                              David B. Duchow, CFA
                                 Vice President
                             Timothy R. O'Brien, CFA
                                 Vice President
                             Clint A. Oppermann, CFA
                                 Vice President

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                         U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                           Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                       650 Third Avenue South, Suite 1300
                          Minneapolis, Minnesota 55402

                                  LEGAL COUNSEL
                               Quarles & Brady LLP
                           411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                               INVESTMENT ADVISOR
                       Thompson, Plumb & Associates, Inc.
                           1200 John Q. Hammons Drive
                            Madison, Wisconsin 53717
                           Telephone: (608) 831-1300

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                          [THOMPSON PLUMB FUNDS LOGO]

                         ANNUAL REPORT TO SHAREHOLDERS

November 30, 2002

Dear Fellow Shareholder:

We are pleased to present you the Thompson Plumb Funds' annual report. We have now completed fifteen full years as a mutual fund company, having launched our Balanced Fund in 1987 and our Growth and Bond Funds in 1992. We added the Select Fund and the Blue Chip Fund to our family over the last fiscal year. Today you have entrusted us with over $700 million of your assets. The following financial reports highlight important information about the Funds, their investment return, their investment strategy and their managers' expectations.

This has been another tumultuous year in the investment markets. For the fiscal year ended November 30, 2002, the S&P 500 Index(1) was down 16.51% and its return has been relatively flat for the trailing five years. Though not immune to the overall market decline over the last year, we feel the Growth and Balanced Funds held up relatively well and continued their long-term record. Both Funds received a five-star ranking from Morningstar overall, in addition to a five-star ranking for the three-year, five-year, and ten-year periods(2). According to Lipper, Inc., the returns for our Growth and Balanced Funds were both ranked #3 in the Multi-Cap Core Equity and Balanced Fund categories, respectively for the last ten years(3). Consider the following Lipper rankings as of November 30, 2002:


                     THOMPSON PLUMB                 AVERAGE MULTI-CAP              THOMPSON PLUMB            AVERAGE BALANCED
                       GROWTH FUND                  CORE EQUITY FUND(4)             BALANCED FUND                 FUND(5)
                   Return          Rank          Return        Universe          Return         Rank         Return     Universe
1 Year            -10.65%          64th         -16.89%          465             -4.07%         31st         -9.82%       506
3 Year              9.32%           2nd          -8.95%          306              6.28%          4th         -3.43%       406
5 Year             10.34%           4th           0.43%          184              8.03%          4th          1.91%       317
10 Year            14.39%           3rd           8.69%           50             11.09%          3rd          7.41%        85
15 Year                                                                          12.04%          2nd          9.37%        42

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. While the funds are no-load, there are management fees and other expenses that do apply. Please see the prospectus for further details. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

Our results, relative returns, research process and investment team have been highlighted by Barron's, MSN.com, Value Line, Standard & Poor's, Dow Jones News Service, Reuters, and Money Magazine, among others. The Thompson Plumb Funds remain no-load, and are now available over a number of retirement plan platforms and through many brokerage firms.

We are delighted that you have chosen the Thompson Plumb Funds to help you reach your financial goals. We believe that we have developed the personnel, technical capacity and investment philosophy to serve you well into the future.



Sincerely,

/s/ John W. Thompson
John W. Thompson, CFA             [PICTURE]
Chairman & Secretary


/s/ Thomas G. Plumb
Thomas G. Plumb, CFA              [PICTURE]
President & Treasurer

(1) The Standard & Poor's 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index. The Standard and Poor's 500 Index returned 0.97% for the five-year period ended 11/30/02.

(2) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages). The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Thompson Plumb Growth Fund was rated against the following numbers of U.S.-domiciled large blend funds over the following time periods: 963 funds in the last three years, 637 funds in the last five years, and 190 funds in the last ten years. With respect to these large blend funds, Thompson Plumb Growth Fund received a Morningstar Rating of five stars for the three-, five- and ten-year periods. The Thompson Plumb Balanced Fund was rated against the following numbers of U.S.-domiciled domestic hybrid funds over the following time periods: 717 funds in the last three years, 530 funds in the last five years, and 136 funds in the last ten years. With respect to these domestic hybrid funds, Thompson Plumb Balanced Fund received a Morningstar Rating of five stars for the three-, five- and ten-year periods. Past performance is no guarantee of future results.
(3) Fund ranking provided by Lipper, Inc., a leading provider of mutual fund information and analysis. Ranking refers to the equal weighted load-adjusted return as supplied by Lipper, Inc.
(4) Load-adjusted, equal weighted average performance of all multi-cap core equity funds measured by Lipper, Inc.
(5) Load-adjusted, equal weighted average performance of all balanced funds measured by Lipper, Inc.

Quasar Distributors, LLC, distributor. 01/03

                           THOMPSON PLUMB FUNDS, INC.
                         ANNUAL REPORT TO SHAREHOLDERS

                       NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor's or portfolio manager's forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

                           THOMPSON PLUMB FUNDS, INC.
                         ANNUAL REPORT TO SHAREHOLDERS

                                NOVEMBER 30, 2002

                                    CONTENTS
                                                                         Page(s)
REPORT TO SHAREHOLDERS .................................................. 1

INVESTMENT REVIEWS
  Growth Fund ........................................................... 4-5
  Select Fund ........................................................... 6-7
  Blue Chip Fund ........................................................ 8-9
  Balanced Fund ......................................................... 10-11
  Bond Fund ............................................................. 12-13

FINANCIAL STATEMENTS
  Statements of assets and liabilities .................................. 14
  Schedules of investments .............................................. 15-20
  Statements of operations .............................................. 21
  Statements of changes in net assets ................................... 22
  Notes to financial statements ......................................... 23-26
  Financial highlights .................................................. 27-31

REPORT OF INDEPENDENT ACCOUNTANTS ....................................... 32

DIRECTORS AND OFFICERS .................................................. 33-35




This annual report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund prospectus which contains facts concerning the Funds' objectives and policies, management, expenses, and other information.

GROWTH FUND INVESTMENT REVIEW

November 30, 2002

INVESTMENT OBJECTIVE

The Growth Fund seeks a high level of long-term capital appreciation.

INVESTMENT STRATEGY

The Growth Fund invests primarily in a diversified portfolio of common stocks. Although current income is not its primary objective, the Growth Fund anticipates that capital growth is accompanied by growth through dividend income. To achieve a better risk-adjusted return on its equity investments, the Growth Fund invests in many types of stocks, including a blend of large company stocks, small company stocks, growth stocks and value stocks. We believe that holding a diverse group of stocks will provide competitive returns under different market environments, as opposed to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest wherever we believe opportunity exists.



                                    [GRAPH]


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT


                        THOMPSON PLUMB             STANDARD &
                            GROWTH                   POOR'S
       DATE                  FUND                   500 INDEX

      11/92                 10,000                   10,000
      11/93                 10,049                   11,010
      11/94                 10,030                   11,126
      11/95                 13,327                   15,240
      11/96                 18,060                   19,486
      11/97                 23,460                   25,041
      11/98                 26,684                   30,966
      11/99                 29,368                   37,435
      11/00                 35,577                   35,855
      11/01                 42,952                   31,473
      11/02                 38,377                   26,277





The Standard & Poor's 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


INVESTMENT RESULTS

For the twelve-month period ended November 30, 2002, the Growth Fund lost 10.65% versus a loss of 16.51% for the S&P 500 Index and the 16.89% loss for the Lipper Multi-Cap Core Equity fund average(1). While we strive to beat the market and our competition, losing money is not our idea of a success. Our main objectives continue to be to provide returns that beat the S&P 500 Index by 3-5% per year over longer periods of time and to preserve your principal. While we have been able to achieve returns that exceed the S&P 500 Index over five and ten years (the Growth Fund returned 10.34% and 14.39% over the last 5 and 10 years, respectively, versus the 0.97% and 10.14% returns for the S&P 500 Index for the last 5 and 10 years, respectively), we did lose money this past summer and fall. A strong market in October and November mask the true volatility of this past year.

On the positive side, however, the Growth Fund was ranked favorably in the Multi-Cap Core Equity Funds Lipper category over the last 3, 5 and 10 years, ranking in the top 1%, 3%, and 6%, respectively, over these time periods(2). We are proud to have achieved these results for you, our shareholders, and believe that our continuous management process will be beneficial in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 11-30-02
                          -----------------------------

                        1 YEAR                  -10.65%

                        3 YEAR                    9.32%

                        5 YEAR                   10.34%

                       10 YEAR                   14.39%

               Past Performance is no guarantee of future results.
                 The investment return and principal value of an
             investment will fluctuate so that an investor's shares
               when redeemed, may be worth more or less than their
            original cost. Investment performance reflects voluntary
             fee waivers in effect. In the absence of such waivers,
                         total return would be reduced.

(1) Fund ranking provided by Lipper, Inc., a leading provider of mutual fund information and analysis. Ranking refers to the equal weighted load-adjusted return as supplied by Lipper, Inc. Refer to the chart on page 1 for the performance figures of the Lipper Multi-Cap Core Equity fund average.
(2) As measured by Lipper, Inc. out of 306, 184 and 50 multi-cap core equity funds for the three-year, five-year and ten-year periods ended 11/30/02, respectively.

FACTORS IMPACTING FUND PERFORMANCE

After 9/11, we found that many "cyclical" stocks, including Viacom, Compaq, and Microsoft, were quite depressed while many of our stable holdings, including PepsiCo, Johnson & Johnson, and Coca-Cola were selling near their 52-week highs. We took advantage of that discrepancy by selling many "stable growth companies" and purchasing these depressed, economically sensitive companies. While this produced great results in December of 2001 and in early 2002, the added volatility of these stocks increased the volatility of the Fund. When the stock market fell dramatically in the summer and fall of this year, the Growth Fund not only participated, but underperformed the declining market.

In October and November, the stock market rebounded significantly, causing many of our holdings to rise substantially. For example, Hewlett-Packard rose approximately 65% (from $11.16-$18.37), Clear Channel Communications rose over 90% (from $22.62-$43.90) from its summer depths, AOL Time Warner rose over 70% (from $9.64-$16.57) and Tyco doubled (from $8.25-$17.75) from its scandalous nadir. Since that period of time, we have reduced the volatility of the Fund by selling our position in JDS Uniphase after we earned over 90% (from $1.62-$3.24) in a few months, sold 40% of the Hewlett-Packard position, and sold the majority of our Qwest holdings after it rebounded from $1 to over $4. In their places, we have reacquired ChevronTexaco, Coca-Cola, Concord EFS, General Electric and Wendy's and have added significantly to our positions in Fannie Mae, Cincinnati Financial and Pfizer. We believe that the quality of the average holding in the Fund has improved, whether measured by credit rating or free cash flow generation, yet we have maintained good upside potential if the economy manages to grow in 2003.

Please refer to the Schedules of Investments on page 15 of this report for holdings information. Fund holdings are subject to change and are not recommendations to buy or sell any security.

INVESTMENT OUTLOOK

We continue to search for companies that grow faster than the economy, that generate large and predictable free cash flow streams and that are selling at the lower end of their historical valuation ranges. We look at price to earnings, price to free cash flow, price to book value, price to sales, and in some cases, price to net working capital. The metric that we use depends upon the situation.

Much of the valuation discrepancy between large and small companies has been erased over the past couple of years as small companies have trounced large companies on a performance basis. Also, there is not a clear value versus growth argument that can be made to favor one group of stocks over the other. Therefore, we have been finding many of our new ideas in the larger company area and have been finding equal amounts in both the value and growth segments of the market. Our larger positions in the Growth Fund include Pfizer, Microsoft, Fannie Mae, Cincinnati Financial, Merck and General Electric, each of which is selling at the lower end of their valuation ranges despite offering solid long-term growth outlooks.

Our main worry for the economy and the stock market continues to be the overall level of debt that consumers and corporations carry on their balance sheets. This high level of debt reduces future purchasing power at a time when our economy is suffering from overcapacity in many areas. One possible outcome of this situation is deflation, which the Federal Reserve has indicated that they will act aggressively to prevent. Our repositioning of the Growth Fund has favored companies with stronger balance sheets. The added financial flexibility that strong balance sheets provide should help these companies perform better in most economic environments.

/s/ John W. Thompson
John W. Thompson                           [PICTURE]
Co-Portfolio Manager




/s/ John C. Thompson
John C. Thompson                           [PICTURE]
Co-Portfolio Manager

SELECT FUND INVESTMENT REVIEW
November 30, 2002

INVESTMENT OBJECTIVE

The Select Fund seeks a high level of long-term capital appreciation.

INVESTMENT STRATEGY

The Select Fund invests in a select portfolio of companies that we believe are undervalued and have the potential for growth. We invest primarily in common stocks. Under normal circumstances, the Fund will maintain positions in about 20 to 40 companies. In selecting investments for the Select Fund, we analyze both the quality of the company and its business and the company's market valuation relative to its intrinsic business value. The Select Fund typically invests in average or higher quality businesses when their shares are trading at significant discounts, typically 25% to 40%, to our estimates of intrinsic values. The Select Fund may invest in companies of any market capitalization range, but given our investment criteria, the Select Fund may occasionally gravitate toward companies in certain size ranges that are then generally regarded as undervalued. We sell positions in companies when their market valuations rise significantly above our estimates of intrinsic business values, long-term economic fundamentals significantly deteriorate, or better opportunities are presented in the marketplace.


                                    [GRAPH]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT


                        THOMPSON PLUMB             STANDARD &
                            SELECT                   POOR'S
       DATE                  FUND                   500 INDEX
       ----                  ----                   ---------

      12-01                 10,000                   10,000
      02-02                 10,210                    9,749
      05-02                 10,090                    9,432
      08-02                  8,190                    8,131
      11-02                  8,850                    8,349




The Standard & Poor's 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INVESTMENT RESULTS

For the twelve-month period ended November 30, 2002, the Select Fund fell 11.50%, as compared to the S&P 500 Index which fell 16.51% over the same time period. While we are encouraged that we've outperformed the S&P 500 Index over this time period, we remain discouraged that our initial investors have experienced a negative return to date. We hope that 2003 rectifies this situation.


                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 11-30-02
                          ----------------------------

                         1 YEAR                -11.50%

                     SINCE INCEPTION           -11.50%

                     FUND INCEPTION: DECEMBER 1, 2001

               Past Performance is no guarantee of future results.
                 The investment return and principal value of an
             investment will fluctuate so that an investor's shares
               when redeemed, may be worth more or less than their
            original cost. Investment performance reflects voluntary
             fee waivers in effect. In the absence of such waivers,
                         total return would be reduced.

FACTORS IMPACTING FUND PERFORMANCE

Dismal results during the second and third quarters of 2002 caused us to revisit our investment discipline. Prior to the changes, we were not afraid to invest in debt-laden businesses if the asset value was significant enough (read Qwest). Furthermore, the discounts to value we required before investing in businesses were 30% and 40% for superior and average companies, respectively. Now, we're ruling out purchases of heavily-indebted companies and are demanding even bigger discounts to value (40% and 50% for superior and average companies, respectively) before investing. While it's true that our discipline allowed us to outperform the S&P 500 Index over the last year, our lack of discipline caused us to lose money for our investors. We're confident that the changes we've made should aid in our absolute and relative performance moving forward.

Please refer to the Schedules of Investments on page 16 of this report for holdings information. Fund holdings are subject to change and are not recommendations to buy or sell any security.

INVESTMENT OUTLOOK

Investors in our funds often ask us to explain our investment process. While a series of books could easily be devoted to this subject, the entire investment process can be distilled down to three central principles.

First, we focus our efforts on companies and industries that we thoroughly understand; those that lie within our CIRCLE OF COMPETENCE. Gaining a deep understanding of a business requires careful study. We gather information about the industry in which the business competes, and learn how the business generates revenue. We examine its current competitors and possible new entrants, and determine whether substitutes are available for its products. We evaluate the bargaining power of its suppliers and buyers. Understanding these factors allows us to assess what a business is likely to look like well into the future.

Once we have a good handle on how the business operates and what challenges it faces, we're ready to estimate its INTRINSIC VALUE. Intrinsic value is the current value of all of the cash that can be taken out of the business from this point forward. Estimating the value of a business therefore requires understanding the likely level and timing of excess cash flows, and what these cash flows are worth in today's dollars. We estimate these values and discount them back to the present to determine the present value of all future earnings.

Only after we're armed with an estimate of the intrinsic value of the business do we turn our attention to the stock market. We compare the current stock quotation to our estimate of value, and buy only when a significant MARGIN OF SAFETY exists. If today's stock price isn't substantially below our estimate of value, we don't invest. Requiring a large margin of safety lowers the chance of a significant loss of principal if our analysis is incorrect, and offers the most upside if our analysis is correct.

We estimate that the businesses in your portfolio are currently trading at about 60% of intrinsic value (on a position-size weighted basis), whereas the S&P 500 Index is trading at about 100% of intrinsic value. Because of the attractive absolute discount to value of the Select Fund and the stark relative valuation between the Fund and the index, we're very excited about return prospects going forward. We appreciate your continued support, patience, and confidence.

/s/ Clint A. Oppermann
Clint A. Oppermann                          [PICTURE]
Portfolio Manager

BLUE CHIP FUND INVESTMENT REVIEW

November 30, 2002

INVESTMENT OBJECTIVE

The Blue Chip Fund seeks long-term growth of capital and income.

INVESTMENT STRATEGY

The Blue Chip Fund normally invests at least 80% of its total assets in a diversified portfolio of common stocks that we consider to be "blue chip." Blue chip companies are well-established companies with market capitalizations of at least $1 billion if the company's stock is included in the S&P 500 Index or the Dow Jones Industrial Average, or $2 billion if not so included. The Blue Chip Fund normally invests 10%-20% of the Fund's total assets in income-producing securities. These income-producing securities consist primarily of dividend-paying blue chip and other common stocks, preferred stocks and securities that are convertible into common stocks. While the Blue Chip Fund may invest in debt securities, we emphasize equity oriented, income-producing securities.


                                    [GRAPH]


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT



                        THOMPSON PLUMB              STANDARD &
                           BLUE CHIP                 POOR'S
       DATE                  FUND                   500 INDEX
       ----                  ----                   ---------
     08/01/02               10,000                   10,000
     08/31/02               10,350                   10,066
     11/30/02               10,400                   10,337



The Standard & Poor's 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INVESTMENT RESULTS

The Fund was launched on August 1, 2002. During the first four months of the Fund's existence, it produced a 4.00% return through November 30, 2002, and slightly outperformed the Standard & Poor's 500 Index, which gained 3.36% over the same period.

                                 TOTAL RETURNS
                                 As of 11-30-02
                         -----------------------------

                      SINCE INCEPTION        4.00%

                       FUND INCEPTION:   AUGUST 1, 2002


 Past Performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

FACTORS IMPACTING FUND PERFORMANCE

The stock market is on track for three consecutive years of declines for the broad market averages. The Standard & Poor's 500 Index has declined more than 40% from the peak reached in March of 2000. These declines have brought the stock market down from an unprecedented valuation to levels where we are finding good investment opportunities. The Fund was launched to take advantage of the most attractive valuations for high-quality companies that we have seen in many years. For example, General Electric was trading at 40x earnings three years ago and today trades at 13x the projected earnings for 2003.

We are searching for high-quality, growing companies that are trading at discounts to their intrinsic value based on long-term, normalized earnings power of each company. Many of the companies that fit this description are in depressed areas of the stock market for what we think are temporary reasons. We tend to look beyond Wall Street's short-term earnings expectations and take a longer-term view of a company's earnings. We expect to have a longer holding period and lower turnover while we wait for the earnings rebound to occur. We also expect to maintain 30-50 common stocks in the portfolio to provide adequate diversification but also allow the portfolio to benefit from selections that perform well.

We believe that dividends will play a greater role in generating investment returns as we go forward. The recent market declines have increased the dividend yield on the broad indices to more than two percent and many high-quality companies now have three-to-five-percent yields. We are not snobs when it comes to investment returns and believe that starting with a solid dividend should prove to be rewarding.

Please refer to the Schedules of Investments on page 17 of this report for holdings information. Fund holdings are subject to change and are not recommendations to buy or sell any security.

INVESTMENT OUTLOOK

Uncertainty about the pace and timing of an economic recovery has created the highest level of stock market volatility since the 1930's. We are taking advantage of this volatility to purchase many high-quality companies at discounts to their intrinsic value. We know that the long-term underlying value of these companies is nowhere near as volatile as the share prices have been lately.

We believe that we are returning to an environment where long-term equity returns will be 6-10% and that active managers will outperform the broad stock market averages. We are concerned about the high levels of debt held by consumers and corporations and that this may slow the pace of the economic rebound in the year ahead. We are optimistic that our investment approach will prove to be rewarding over time.


/s/David B. Duchow
David B. Duchow                            [PICTURE]
Co-Portfolio Manager



/s/Timothy R. O'Brien
Timothy R. O'Brien                         [PICTURE]
Co-Portfolio Manager

BALANCED FUND INVESTMENT REVIEW
November 30, 2002

INVESTMENT OBJECTIVE

The Balanced Fund seeks a high total return through a combination of capital appreciation and current income.

INVESTMENT STRATEGY

The Balanced Fund invests in a diversified portfolio of common stocks and fixed income securities. We select securities that, in our judgement, will result in the highest total return consistent with preservation of principal, and we vary the mix of common stocks and bonds from time to time. More than 50% of the Balanced Fund's assets are normally invested in common stocks. To achieve a better risk-adjusted return on its equity investments, the Balanced Fund invests in many types of stocks, including a blend of large company stocks, small company stocks, growth stocks and value stocks. We believe that holding a diverse group of stocks will provide competitive returns under different market environments, as opposed to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest wherever we believe opportunity exists. We also normally invest at least 25% of the Balanced Fund's assets in fixed income securities. The fixed income securities in which the Fund may invest include corporate bonds, short-term debt instruments, mortgage-related securities, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), convertible debt securities and preferred stock that is convertible into common stock. The Balanced Fund generally invests in investment-grade fixed income securities (i.e., those rated in the four highest rating categories by S&P or Moody's), although it may invest up to 5% of its total assets in securities rated below investment-grade. In establishing what we think is the appropriate mix of equity and fixed income investments for the Balanced Fund, we assess general economic conditions, anticipated future changes in interest rates and the outlook for common stocks generally. The dollar-weighted average portfolio maturity of the fixed income securities held by the Fund will normally not exceed 10 years.


INVESTMENT RESULTS

For the fiscal year, the Balanced Fund recorded its first negative return in its 15 year history. It was down 4.07%. The Lipper balanced fund average(1) was down 9.82% for the fiscal year ending November, 2002, so we actually outperformed 93% of the balanced funds in the country(2). The Balanced Fund uses a combination of stocks and bonds to meet its investment objectives. This was a year that reinforced why we use both, as bonds provided some offset to the decline in the stock market. Our stocks did not go down as much as the overall market (we declined 10.41% vs. the 16.51% of the S&P 500 Index(3)) and our bonds provided a return of 8.06% compared to the 6.89% return in the Lehman Brothers Intermediate Government/Credit Index(4). But the absolute return in our bonds was not enough to offset the entire decline in our stock portfolio.


                                    [GRAPH]


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT


                                                                                          LEHMAN
                          THOMPSON                                   LIPPER              BROTHERS
                           PLUMB             STANDARD &             BALANCED           INTERMEDIATE
                          BALANCED             POOR'S                 FUND             GOV'T/CREDIT
        DATE                FUND              500 INDEX              AVERAGE               INDEX
        ----                ----              ---------              -------               -----
       11-92               10,000              10,000                10,000               10,000
       11-93               10,302              11,010                10,850               10,974
       11-94               10,523              11,126                10,497               10,773
       11-95               12,736              15,240                12,944               12,340
       11-96               16,021              19,486                14,877               13,058
       11-97               19,448              25,041                17,132               13,884
       11-98               21,710              30,966                18,919               15,116
       11-99               23,836              37,435                20,469               15,285
       11-00               26,932              35,855                20,702               16,473
       11-01               29,827              31,473                19,948               18,382
       11-02               28,613              26,277                17,989               19,649



The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark which includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. The Standard & Poor's 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index. Lipper Balanced Fund Average is the load-adjusted, equal weighted average performance of all balanced funds measured by Lipper, Inc. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 11-30-02
                          ----------------------------

                        1 YEAR                   -4.07%
                        3 YEAR                    6.28%
                        5 YEAR                    8.03%
                       10 YEAR                   11.09%

               Past Performance is no guarantee of future results.
                 The investment return and principal value of an
             investment will fluctuate so that an investor's shares
               when redeemed, may be worth more or less than their
            original cost. Investment performance reflects voluntary
             fee waivers in effect. In the absence of such waivers,
                         total return would be reduced.


(1) Fund ranking provided by Lipper, Inc., a leading provider of mutual fund information and analysis. Ranking refers to the equal weighted load-adjusted return as supplied by Lipper, Inc. Refer to the chart on page 1 for the performance figures of the Lipper Balanced Fund average.
(2) As measured by Lipper, Inc. out of 506 balanced funds for the one-year period ended 11/30/02.
(3) The S&P 500 Index returned 0.97% and 10.14% for the five-year and ten-year periods ended 11/30/02, respectively.
(4 )The Lehman Brothers Intermediate Government/Credit Index returned 7.19% and 6.99% for the five-year and ten-year periods ended 11/30/02, respectively.

FACTORS IMPACTING FUND PERFORMANCE

The Fund's equity investments performed relatively well until the summer of 2002. The decline in confidence coming from the disclosures of corporate malfeasance hurt all equity markets around the world. Big cap, small cap, international, growth and value stocks all declined tremendously through the summer and fall. Blue chip and healthcare stocks did not act defensively for us. The Fund had poor relative performance during the market decline and, subsequently, had good relative performance during the recovery months of October and November. Our corporate bonds acted in a similar fashion, underperforming Treasury bonds during the summer and outperforming during the late fall.

INVESTMENT OUTLOOK

After three consecutive years of declining stock prices, we feel that the market is no longer "over-valued". An accommodative policy from the Federal Reserve Bank, a stimulative federal budget and corporate profit recovery would be building blocks for a good stock market environment. So far we have the first two and are awaiting the third building block to fall into place. Companies over-spent in the late 90's anticipating growth rates that never materialized. Corporate America is more sober and rational in developing plans for the future. The managements of our companies are being held to a higher accountability than in recent years, so we expect corporate shenanigans to dramatically decline.

In this environment we should be able to identify reasonably priced growth companies that will again allow positive investment results. We are optimistic that we will be able to report much more favorable results to you over the next fiscal year.


/s/ Thomas G. Plumb
Thomas G. Plumb                                  [PICTURE]
Portfolio Manager

/s/ David B. Duchow
David B. Duchow                                  [PICTURE]
Associate Portfolio Manager

/s/ Timothy R. O'Brien
Timothy R. O'Brien                               [PICTURE]
Associate Portfolio Manager

BOND FUND INVESTMENT REVIEW
November 30, 2002

INVESTMENT OBJECTIVE

The Bond Fund seeks a high level of current income while preserving capital.

INVESTMENT STRATEGY

The Bond Fund normally invests at least 80% of its total assets in a diversified portfolio of bonds, including corporate bonds, short-term debt instruments, mortgage-related securities, U.S. Treasury securities and other debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities). The dollar-weighted average portfolio maturity of the Bond Fund will normally not exceed 10 years. We do not purchase securities with a view to rapid turnover. The Bond Fund invests primarily in investment-grade debt securities (i.e., those rated in the four highest rating categories by S&P or Moody's), but may invest up to 10% of its total assets in bonds rated below investment grade.

                                    [GRAPH]


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT


                                                     LEHMAN
                                                    BROTHERS
                         THOMPSON PLUMB           INTERMEDIATE
                              BOND                GOV'T/CREDIT
       DATE                   FUND                    INDEX
       ----                   ----                    -----
      11-92                  10,000                  10,000
      11-93                  10,874                  10,974
      11-94                  10,552                  10,773
      11-95                  12,036                  12,340
      11-96                  12,579                  13,058
      11-97                  13,175                  13,884
      11-98                  14,405                  15,116
      11-99                  14,171                  15,285
      11-00                  14,890                  16,473
      11-01                  16,856                  18,382
      11-02                  16,829                  19,649




The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. You cannot invest directly in an index. The Lehman Brothers Intermediate Government/Credit Index returned 6.89%, 7.19% and 6.99% for the one-year, five-year and ten-year periods ended 11/30/02, respectively. Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information reflected in the graph and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INVESTMENT RESULTS

The Thompson Plumb Bond Fund produced a total return of -0.16% for the fiscal year ended November 30, 2002. The Fund achieved a 13.20% return for the prior fiscal year (11/30/01) during which interest rates declined and yield spreads between intermediate-term corporate bonds and U.S. Treasury securities narrowed significantly. In 2002 interest rates continued to decline, but the yield spreads reversed the trend from the previous year and widened dramatically for corporate bonds that were not issued by top-quality companies. The result this year was that a significant amount of depreciation on a few of our holdings offset the income and appreciation on the higher-quality bonds. The depreciation took place primarily on two cable T.V. companies, which have substantial assets behind their bonds. Because of this, we think the prices on those bonds will recover over the next year or two.

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 11-30-02
                         ------------------------------

                       1 YEAR                   -0.16%

                       3 YEAR                    5.90%

                       5 YEAR                    5.02%

                      10 YEAR                    5.34%

               Past Performance is no guarantee of future results.
                 The investment return and principal value of an
             investment will fluctuate so that an investor's shares
               when redeemed, may be worth more or less than their
            original cost. Investment performance reflects voluntary
             fee waivers in effect. In the absence of such waivers,
                         total return would be reduced.

FACTORS IMPACTING FUND PERFORMANCE

The Thompson Plumb Bond Fund's investment thesis for 2002 was established with the expectation that the economy would improve after the recessionary environment in 2001, which would push interest rates higher, and an improvement in corporate earnings would increase the interest coverage for bondholders. Neither event happened in 2002. The Bond Fund's shorter maturity structure and the inclusion of a few marginal quality bonds hurt the Fund's relative performance. The economy improved but corporate earnings did not. If the economic recovery takes place in 2003 and corporate profits improve, the value of the depressed holdings should recover and your return for next year would be affected.

INVESTMENT OUTLOOK

Our outlook for the bond market in 2003 is for a gradually rising interest rate environment and an improvement in corporate earnings available to service bond interest payments. Given the current low level of interest rates and the lackluster economy, we think our short-term bond holdings will fare better than longer maturities as the year 2003 progresses. We also expect our depressed bond issues to recover in value as the issuing companies see improvements in their business fundamentals later next year.


/s/ John W. Thompson
John W. Thompson                     [PICTURE]
Portfolio Manager

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2002 (In thousands, except per share amounts)



                                                    Growth           Select        Blue Chip       Balanced          Bond
ASSETS                                               Fund             Fund           Fund            Fund            Fund
 Investments, at market value (Cost $575,933,
   $18,574, $5,791, $137,697 and $34,541 respectively)
   Common stocks ............................      $ 520,699       $  16,961       $   5,717       $  95,143             -
   Preferred stocks .........................            -               -               -             5,631             -
   Bonds ....................................            -               -               -            33,293       $  33,469
   Short-term investments ...................          2,393             770             409           5,120             722
                                                   ---------       ---------       ---------       ---------       ---------
    Total Investments .......................        523,092          17,731           6,126         139,187          34,191

 Due from sale of securities ................          1,200             -               -               472             -
 Receivable from fund shares sold ...........          2,619              73             -               142             -
 Receivable from investment advisor .........            -                 1               4             -                 4
 Dividends and interest receivable ..........            416              34              13             643             574
 Prepaid expenses ...........................             30               3               2               8               4
                                                   ---------       ---------       ---------       ---------       ---------
    Total Assets ............................        527,357          17,842           6,145         140,452          34,773
                                                   ---------       ---------       ---------       ---------       ---------

LIABILITIES
 Due on purchase of securities ..............          6,009             -               -             2,291             -
 Payable for fund shares redeemed ...........            210             -               -                 5             -
 Accrued expenses payable ...................            112              11              13              29              14
 Due to investment advisor ..................            381              16               7             100              22
                                                   ---------       ---------       ---------       ---------       ---------
    Total Liabilities .......................          6,712              27              20           2,425              36
                                                   ---------       ---------       ---------       ---------       ---------

NET ASSETS ..................................      $ 520,645       $  17,815       $   6,125       $ 138,027       $  34,737
                                                   =========       =========       =========       =========       =========
Net Assets consist of:
 Capital stock ($.001 par value) ............      $ 582,901       $  20,818       $   5,807       $ 136,231       $  35,717
 Undistributed net investment income ........          3,107             101              15           2,159             494
 Accumulated net realized loss
   on investments ...........................        (12,522)         (2,261)            (31)         (1,853)         (1,124)
  Net unrealized appreciation (depreciation)
    on investments ..........................        (52,841)           (843)            334           1,490            (350)
                                                   ---------       ---------       ---------       ---------       ---------
    Net Assets ..............................      $ 520,645       $  17,815       $   6,125       $ 138,027       $  34,737
                                                   =========       =========       =========       =========       =========
  Shares of capital stock outstanding
   (Unlimited shares authorized). ...........         13,757           2,012             589           8,430           3,442
  Offering and redemption price/Net asset
   value per share ..........................      $   37.85       $    8.85       $   10.40       $   16.37       $   10.09
                                                   =========       =========       =========       =========       =========



                       See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS
November 30, 2002

                                                                  Market
                                             Shares               Value

                               GROWTH FUND

COMMON STOCKS - 100.0%

 CONSUMER DISCRETIONARY - 19.9%
  AOL Time Warner (a) ...................    1,714,200          $28,061,454
  Blyth .................................      210,200            5,822,540
  Circuit City ..........................      299,500            2,899,160
  Clear Channel (a) .....................      403,700           17,544,802
  Gap ...................................    1,027,300           16,323,797
  Interpublic Group .....................      215,200            3,221,544
  Liberty Media - Class A (a) ...........      335,700            3,544,992
  Liberty Media - Class A - Rights (a) ..       13,428               61,769
  McDonald's ............................      248,400            4,595,400
  Office Depot (a) ......................      198,000            3,506,580
  Reuters Group PLC .....................      355,800            7,827,600
  Toys "R" Us (a) .......................      260,600            3,546,766
  Wendy's ...............................      230,000            6,423,900
                                                                -----------
                                                                103,380,304
                                                                -----------
 CONSUMER STAPLES - 1.8%
  Coca-Cola .............................       50,000            2,282,000
  CVS ...................................      255,500            6,867,840
                                                                -----------
                                                                  9,149,840
                                                                -----------
 ENERGY - 0.1%
  ChevronTexaco .........................        9,000              603,270
                                                                -----------

 FINANCIALS - 16.9%
  Berkshire Hathaway - Class B (a) ......        2,475            5,967,225
  Cincinnati Financial ..................      600,000           23,100,000
  CIT Group .............................      657,000           14,355,450
  Fannie Mae ............................      360,000           22,698,000
  Freddie Mac ...........................      138,600            7,988,904
  Instinet Group (a) ....................      444,300            1,555,050
  J.P. Morgan Chase .....................      255,400            6,428,418
  Prudential Financial ..................      200,000            6,016,000
                                                                -----------
                                                                 88,109,047
                                                                -----------

 HEALTH CARE - 24.0%
  Apogent Technologies (a) ..............      408,400            8,192,504
  Bristol-Myers Squibb ..................      936,600           24,819,900
  ChromaVision Medical (a) ..............    1,263,922            1,959,079
  Guidant (a) ...........................      236,600            7,081,438
  IMS Health ............................      506,600            8,409,560
  Lilly, Eli ............................       56,700            3,872,610
  McKesson ..............................      170,000            4,406,400
  Merck & Co. ...........................      380,000           22,575,800
  Pfizer ................................      861,700           27,178,018
  Schein, Henry (a) .....................       40,000            1,702,400
  Schering-Plough .......................      246,700            5,590,222
  Sybron Dental Specialties (a) .........      371,800            5,260,970
  Wyeth .................................      100,000            3,843,000
                                                                -----------
                                                                124,891,901
                                                                -----------
 INDUSTRIALS - 15.9%
  American Power Conversion (a) .........      227,100            3,656,310
  Cendant (a) ...........................      864,600           10,876,668
  Concord EFS (a) .......................    1,000,000           15,000,000



                                               Shares or
                                               Principal           Market
                                                Amount              Value

  GATX ..................................       90,000          $ 2,171,700
  General Electric ......................      776,000           21,029,600
  Sabre Holdings (a) ....................      120,000            2,611,200
  Tyco ..................................    1,538,800           27,452,192
                                                                -----------
                                                                 82,797,670
                                                                -----------
 INFORMATION TECHNOLOGY - 17.4%
  Amdocs (a) ............................      344,000            3,956,000
  Electronic Data Systems ...............      552,300           10,239,642
  Electronics for Imaging (a) ...........      273,500            4,838,215
  EMC (a) ...............................      519,000            3,762,750
  Gateway (a) ...........................      563,800            2,148,078
  Hewlett-Packard .......................    1,000,000           19,480,000
  Microsoft (a) .........................      532,900           30,812,278
  Sun Microsystems (a) ..................    1,300,000            5,578,300
  Symbol Technologies ...................      181,600            1,868,664
  Unisys (a) ............................      720,000            8,064,000
                                                                -----------
                                                                 90,747,927
                                                                -----------
 TELECOMMUNICATION SERVICES - 4.0%
  Qwest Communications (a) ..............    1,000,000            4,840,000
  SBC Communications ....................      567,700           16,179,450
                                                                -----------
                                                                 21,019,450
                                                                -----------

  TOTAL COMMON STOCKS
   (COST $573,539,168)...................                       520,699,409
                                                                -----------

SHORT-TERM INVESTMENTS - 0.5%

  COMMERCIAL PAPER - 0.1%
   American Express
    1.100% Due 12/02/02 .................      300,000              300,000
                                                                -----------

   Total Commercial Paper................                           300,000
                                                                -----------

  VARIABLE RATE DEMAND NOTES - 0.4%
   American Family Financial ............      538,873              538,873
   Wisc. Central Credit Union ...........      100,693              100,693
   Wisconsin Electric Power .............    1,453,811            1,453,811
                                                                -----------

   Total Variable Rate Demand Notes .....                         2,093,377
                                                                -----------

   TOTAL SHORT-TERM INVESTMENTS
    (COST $2,393,377) ...................                         2,393,377
                                                                -----------

   TOTAL INVESTMENTS - 100.5%
    (COST $575,932,545) .................                       523,092,786
                                                                -----------

   NET OTHER ASSETS AND
    LIABILITIES - (0.5%) ................                        (2,447,325)
                                                                -----------

   NET ASSETS - 100.0% ..................                      $520,645,461
                                                                ===========


(a) Non-income producing



                       See Notes to Financial Statements.
                                       15

November 30, 2002

                                             Shares or
                                             Principal            Market
                                              Amount              Value
                                              ------              -----

                                  SELECT FUND

 COMMON STOCKS - 95.2%

  CONSUMER DISCRETIONARY - 25.9%
    AOL Time Warner (a) ....................   55,000         $    900,350
    Gap ....................................   27,500              436,975
    Interpublic Group ......................   55,000              823,350
    Liberty Media - Class A (a) ............   79,000              834,240
    Liberty Media - Class A - Rights (a) ...    3,160               14,536
    McDonald's .............................   45,000              832,500
    Reuters Group PLC ......................   35,000              770,000
                                                               -----------
                                                                 4,611,951
                                                               -----------
  CONSUMER STAPLES - 3.7%
    CVS ....................................   13,000              349,440
    Kroger (a) .............................   20,000              314,600
                                                               -----------
                                                                   664,040
                                                               -----------
  FINANCIALS - 7.5%
    J.P. Morgan Chase ......................   25,500              641,835
    Trizec Properties ......................   70,000              693,000
                                                               -----------
                                                                 1,334,835
                                                               -----------
  HEALTH CARE - 26.1%
    Bristol-Myers Squibb ...................   45,000            1,192,500
    Guidant (a) ............................    8,000              239,440
    IMS Health .............................   44,000              730,400
    Merck & Co. ............................   22,000            1,307,020
    Schering-Plough ........................   20,000              453,200
    Sybron Dental Specialties (a) ..........   18,000              254,700
    Wyeth ..................................   12,500              480,375
                                                               -----------
                                                                 4,657,635
                                                               -----------
  INDUSTRIALS - 7.2%
    Honeywell ..............................   10,000              258,700
    Tyco ...................................   57,000            1,016,880
                                                               -----------
                                                                 1,275,580
                                                               -----------
  INFORMATION TECHNOLOGY - 12.5%
    Electronic Data Systems ................  100,000            1,854,000
    Hewlett-Packard ........................   18,975              369,633
                                                               -----------
                                                                 2,223,633
                                                               -----------
  TELECOMMUNICATION SERVICES - 12.3%
    Qwest Communications (a) ...............  300,000            1,452,000
    SBC Communications .....................   26,000              741,000
                                                               -----------
                                                                 2,193,000
                                                               -----------

  TOTAL COMMON STOCKS
    (COST $17,803,808) .....................                    16,960,674
                                                               -----------

SHORT-TERM INVESTMENTS - 4.3%

  VARIABLE RATE DEMAND NOTES - 4.3%
    Wisc. Central Credit Union .............  376,065              376,065
    Wisconsin Electric Power ...............  394,349              394,349
                                                               -----------

    Total Variable Rate Demand Notes .......                       770,414
                                                               -----------


                                             Principal            Market
                                              Amount              Value
                                              ------              -----

   TOTAL SHORT-TERM INVESTMENTS
    (COST $770,414) ........................                  $    770,414
                                                               -----------

   TOTAL INVESTMENTS - 99.5%
    (COST $18,574,222) .....................                    17,731,088
                                                               -----------

   NET OTHER ASSETS AND
    LIABILITIES - 0.5% .....................                        83,465
                                                               -----------

   NET ASSETS - 100.0% .....................                  $ 17,814,553
                                                               ===========

(a) Non-income producing


                       See Notes to Financial Statements.
                                       16

November 30, 2002

                                                                    Market
                                                Shares              Value
                                                ------              -----

                                 BLUE CHIP FUND


COMMON STOCKS - 93.3%

  CONSUMER DISCRETIONARY - 19.3%
    AOL Time Warner (a) .....................    7,500          $   122,775
    Clear Channel (a) .......................    2,250               97,785
    Gap .....................................    9,000              143,010
    Interpublic Group .......................   20,000              299,400
    Liberty Media - Class A (a) .............   14,000              147,840
    Liberty Media - Class A - Rights (a) ....      560                2,576
    McDonald's ..............................    6,500              120,250
    Reuters Group PLC .......................    3,500               77,000
    Target ..................................    2,000               69,560
    Viacom - Class B (a) ....................    2,200              103,422
                                                                -----------
                                                                  1,183,618
                                                                -----------
  CONSUMER STAPLES - 5.4%
    CVS .....................................    4,500              120,960
    Kroger (a) ..............................    4,500               70,785
    Lauder, Estee - Class A .................    5,000              136,400
                                                                -----------
                                                                    328,145
                                                                -----------
  FINANCIALS - 22.0%
    Alliance Capital Management .............    2,000               69,960
    Bank of America .........................      800               56,064
    Cincinnati Financial ....................    5,000              192,500
    CIT Group ...............................    6,000              131,100
    Citigroup ...............................    3,500              136,080
    Fannie Mae ..............................    1,100               69,355
    FleetBoston Financial ...................    7,000              189,910
    J.P. Morgan Chase .......................   10,000              251,700
    Prudential Financial ....................    3,500              105,280
    Trizec Properties .......................   15,000              148,500
                                                                -----------
                                                                  1,350,449
                                                                -----------
  HEALTH CARE - 23.1%
    Abbott Laboratories .....................    2,000               87,560
    Baxter ..................................    4,000              127,960
    Bristol-Myers Squibb ....................    9,000              238,500
    Guidant (a) .............................    2,500               74,825
    HEALTHSOUTH (a) .........................   25,000              101,750
    IMS Health ..............................    4,400               73,040
    McKesson ................................    3,600               93,312
    Merck & Co. .............................    2,500              148,525
    Pfizer ..................................    6,000              189,240
    Sybron Dental Specialties (a) ...........    7,500              106,125
    Wyeth ...................................    4,500              172,935
                                                                -----------
                                                                  1,413,772
                                                                -----------
 INDUSTRIALS - 7.5%
    Cendant (a) .............................   10,500              132,090
    General Electric ........................    4,000              108,400
    Honeywell ...............................    3,000               77,610
    Sabre Holdings (a) ......................    6,500              141,440
                                                                -----------
                                                                    459,540
                                                                -----------
 INFORMATION TECHNOLOGY - 13.7%
    Computer Sciences (a) ...................    4,000              139,560
    Electronic Data Systems .................   20,000              370,800



                                               Shares or
                                               Principal             Market
                                                 Amount              Value
                                                 ------              -----
    Hewlett-Packard .........................    4,600          $    89,608
    Microsoft (a) ...........................    2,800              161,896
    Unisys (a) ..............................    7,000               78,400
                                                                -----------
                                                                    840,264
                                                                -----------
 TELECOMMUNICATION SERVICES - 2.3%
    SBC Communications ......................    2,000               57,000
    Verizon Communications ..................    2,000               83,760
                                                                -----------
                                                                    140,760
                                                                -----------

    TOTAL COMMON STOCKS
     (COST $5,382,316).......................                     5,716,548
                                                                -----------

SHORT-TERM INVESTMENTS - 6.7%

  VARIABLE RATE DEMAND NOTES - 6.7%
    American Family Financial ...............   17,915               17,915
    Wisc. Central Credit Union ..............  198,631              198,631
    Wisconsin Electric Power ................  192,009              192,009
                                                                -----------

    Total Variable Rate Demand Notes ........                       408,555
                                                                -----------

  TOTAL SHORT-TERM INVESTMENTS
     (COST $408,555) ........................                       408,555
                                                                -----------

  TOTAL INVESTMENTS - 100.0%
     (COST $5,790,871) ......................                     6,125,103
                                                                -----------

  NET OTHER ASSETS AND
    LIABILITIES - 0.0% .....................                          (451)
                                                                -----------

    NET ASSETS - 100.0% .....................                   $ 6,124,652
                                                                ===========

(a) Non-income producing


                       See Notes to Financial Statements.
                                       17

November 30, 2002


                                                                  Market
                                              Shares              Value
                                              ------              -----


                                 BALANCED FUND


COMMON STOCKS - 68.9%

 CONSUMER DISCRETIONARY - 12.0%
   AOL Time Warner (a) .....................  160,000         $  2,619,200
   Barnes & Noble (a) ......................   60,000            1,420,200
   Blyth ...................................   25,000              692,500
   Gap .....................................   90,000            1,430,100
   Interpublic Group .......................  175,000            2,619,750
   Liberty Media - Class A (a) .............  200,000            2,112,000
   Liberty Media - Class A - Rights (a) ....    8,000               36,800
   McDonald's ..............................   75,000            1,387,500
   Office Depot (a) ........................  115,000            2,036,650
   RadioShack ..............................   50,000            1,187,500
   Sherwin-Williams ........................   37,500            1,081,125
                                                              ------------
                                                                16,623,325
                                                              ------------
 CONSUMER STAPLES - 1.7%
   CVS .....................................   86,800            2,333,184
                                                              ------------

 ENERGY - 1.5%
   Exxon Mobil .............................   60,000            2,088,000
                                                              ------------

 FINANCIALS - 14.1%
   Bank of America .........................   31,000            2,172,480
   Cincinnati Financial ....................   60,000            2,310,000
   CIT Group ...............................  120,000            2,622,000
   Citigroup ...............................   40,000            1,555,200
   Fannie Mae ..............................   45,000            2,837,250
   FleetBoston Financial ...................   90,000            2,441,700
   J. P. Morgan Chase ......................  150,000            3,775,500
   Prudential Financial ....................   57,800            1,738,624
                                                              ------------
                                                                19,452,754
                                                              ------------
 HEALTH CARE - 16.0%
   AmerisourceBergen .......................   30,000            1,740,600
   Baxter ..................................   25,000              799,750
   Bristol-Myers Squibb ....................   70,000            1,855,000
   Guidant (a) .............................   50,000            1,496,500
   HEALTHSOUTH (a) .........................  400,000            1,628,000
   IMS Health ..............................   80,000            1,328,000
   McKesson ................................  115,000            2,980,800
   Merck & Co. .............................   54,000            3,208,140
   Pfizer ..................................   80,000            2,523,200
   Sybron Dental Specialties (a) ...........  120,000            1,698,000
   Wyeth ...................................   74,000            2,843,820
                                                              ------------
                                                                22,101,810
                                                              ------------
 INDUSTRIALS - 8.3%
   American Power Conversion (a) ...........   50,000              805,000
   Cendant (a) .............................  170,000            2,138,600
   Concord EFS (a) .........................  100,000            1,500,000
   General Electric ........................  140,000            3,794,000
   Rayovac (a) .............................   40,000              584,000
   Tyco ....................................  150,000            2,676,000
                                                              ------------
                                                                11,497,600
                                                              ------------
 INFORMATION TECHNOLOGY - 12.2%
   Acxiom (a) ..............................   90,000            1,381,500



                                              Shares or
                                              Principal            Market
                                               Amount              Value
                                               ------              -----


   Cerner (a) ..............................   40,000        $   1,316,400
   Cisco Systems (a) .......................  100,000            1,492,000
   Electronic Data Systems .................  112,000            2,076,480
   Hewlett-Packard .........................  100,000            1,948,000
   Intel ...................................   70,000            1,461,600
   Microsoft (a) ...........................   58,000            3,353,560
   Network Associates (a) ..................   70,000            1,277,500
   Sun Microsystems (a) ....................  250,000            1,072,750
   Unisys (a) ..............................  125,000            1,400,000
                                                              ------------
                                                                16,779,790
                                                              ------------
 MATERIALS - 0.5%
   FiberMark (a) ...........................  100,000              677,000
                                                              ------------

 TELECOMMUNICATION SERVICES - 2.6%
   Qwest Communications (a) ................  300,000            1,452,000
   SBC Communications ......................   75,000            2,137,500
                                                              ------------
                                                                 3,589,500
                                                              ------------

   TOTAL COMMON STOCKS
    (COST $95,144,786) .....................                    95,142,963
                                                              ------------

PREFERRED STOCKS - 4.1%

 CONSUMER DISCRETIONARY - 2.1%
   General Motors
    7.375% Due 10/01/51 ....................  114,000            2,839,740
                                                              ------------

 FINANCIALS - 2.0%
   Citigroup Capital VII
    7.125% Due 07/31/31 ....................  108,000            2,791,800
                                                              ------------

   TOTAL PREFERRED STOCKS
    (COST $5,589,119) ......................                     5,631,540
                                                              ------------

 BONDS - 24.1%

  CORPORATE BONDS - 24.1%
   Alliant Energy
    7.375% Due 11/09/09 ....................1,500,000            1,443,876
   American Home Products
    7.900% Due 02/15/05 ....................2,000,000            2,177,416
   BankAmerica
    7.125% Due 03/01/09 ....................2,000,000            2,260,616
   Boeing
    5.650% Due 05/15/06 ....................1,500,000            1,564,906
   CIT Group
    5.625% Due 10/15/03 ....................1,500,000            1,524,677
   CIT Group
    7.125% Due 10/15/04 ....................1,000,000            1,044,652
   Citicorp
    6.375% Due 11/15/08 ....................1,000,000            1,076,512
   Disney, Walt
    7.300% Due 02/08/05 ....................1,000,000            1,082,054
   du Pont E. I. de Nemours
    6.750% Due 10/15/04 ....................1,500,000            1,621,236



                       See Notes to Financial Statements.

November 30, 2002

                                              Principal            Market
                                               Amount              Value
                                               ------              -----
BONDS - 24.1% (Continued)

   Electronic Data Systems
    6.850% Due 10/15/04 .....................3,000,000          $ 3,076,239
   First Union
    6.400% Due 04/01/08 .....................  500,000              545,554
   Ford Motor
    5.750% Due 02/23/04 .....................1,000,000            1,004,177
   Ford Motor
    8.875% Due 04/01/06 .....................1,015,000            1,031,952
   Ford Motor
    7.250% Due 10/01/08 .....................  500,000              485,232
   General Electric
    8.750% Due 05/21/07 .....................  740,000              876,816
   Goldman Sachs
    7.350% Due 10/01/09 .....................1,000,000            1,112,211
   Johnson Controls
    6.300% Due 02/01/08 .....................2,000,000            2,147,206
   Lion Connecticut
    6.375% Due 08/15/03 .....................1,000,000            1,028,262
   Loews
    6.750% Due 12/15/06 .....................2,000,000            2,121,060
   NationsBank
    6.375% Due 05/15/05 .....................1,074,000            1,159,523
   Qwest
    5.875% Due 08/03/04 .....................1,000,000              845,000
   SBC Communications
    5.750% Due 05/02/06 .....................  750,000              797,336
   Tyco
    6.250% Due 06/15/03 .....................1,035,000            1,014,300
   Wells Fargo
    7.550% Due 06/21/10 .....................1,000,000            1,158,400
   Wisconsin Power & Light
    7.000% Due 06/15/07 .....................1,000,000            1,093,709
                                                                -----------

   Total Corporate Bonds ....................                    33,292,922
                                                                -----------

   TOTAL BONDS
    (COST $31,843,475) ......................                    33,292,922
                                                                -----------


  SHORT-TERM INVESTMENTS - 3.7%

   COMMERCIAL PAPER - 0.1%
    American Express
     1.100% Due 12/02/02 ....................  193,000              193,000
                                                                -----------

    Total Commercial Paper ..................                       193,000
                                                                -----------

  VARIABLE RATE DEMAND NOTES - 3.6%
    American Family Financial ...............  319,910              319,910
    Wisc. Central Credit Union ..............1,389,574            1,389,574
    Wisconsin Electric Power ................3,217,468            3,217,468
                                                                -----------

    Total Variable Rate Demand Notes.........                     4,926,952
                                                                -----------

                                               Principal            Market
                                                Amount              Value
                                                ------              -----
   TOTAL SHORT-TERM INVESTMENTS
     (COST $5,119,952) ......................                  $  5,119,952
                                                                -----------

   TOTAL INVESTMENTS - 100.8%
     (COST $137,697,332) ....................                   139,187,377
                                                                -----------

   NET OTHER ASSETS AND
     LIABILITIES - (0.8%) ...................                    (1,159,882)
                                                                -----------

   NET ASSETS - 100.0% ......................                  $138,027,495
                                                                ===========

(a) Non-income producing


                       See Notes to Financial Statements.

                                       19

November 30, 2002

                                          Principal             Market
                                            Amount              Value
                                            ------              -----

                                   BOND FUND
BONDS - 96.3%

  CORPORATE BONDS - 96.3%
    Adelphia Communications (a)
     9.875% Due 03/01/05 ....................1,398,000           $  531,240
    American Home Products
     7.900% Due 02/15/05 ....................1,000,000            1,088,708
    Anheuser-Busch
     7.100% Due 06/15/07 ....................1,000,000            1,071,987
    AOL Time Warner
     5.625% Due 05/01/05 ....................1,500,000            1,514,211
    Associates Corp.
     7.240% Due 08/15/06 ....................1,000,000            1,106,813
    Beneficial Corp.
     6.850% Due 10/03/07 ....................1,000,000              995,216
    Boeing
     7.100% Due 09/27/05 ....................1,000,000            1,085,402
    Charter Communications Cvt.
     4.750% Due 06/01/06 ....................1,500,000              387,285
    CIT Group
     6.625% Due 06/15/05 ....................  780,000              800,561
    Clear Channel
     7.250% Due 09/15/03 ....................1,000,000            1,020,694
    Computer Associates
     6.375% Due 04/15/05 ....................  500,000              477,500
    CVS
     5.500% Due 02/15/04 ....................1,000,000            1,036,406
    Deere & Co.
     7.850% Due 05/15/10 ....................  500,000              581,371
    Dover
     6.450% Due 11/15/05 ....................1,000,000            1,090,385
    Electronic Data Systems
     6.850% Due 10/15/04 ....................  500,000              512,707
    Emerson Electric
     7.875% Due 06/01/05 ....................  500,000              557,299
    Ford Motor
     7.500% Due 06/15/04 ....................1,000,000            1,020,834
    FPL Group
     6.875% Due 06/01/04 ....................1,000,000            1,042,702
    General Motors
     6.380% Due 01/30/04 ....................  500,000              510,948
    General Motors
     5.360% Due 07/27/04 ....................  500,000              506,327
    Hartford Life
     7.100% Due 06/15/07 ....................  500,000              545,883
    Hershey Foods
     6.700% Due 10/01/05 ....................1,000,000            1,093,582
    Interpublic Group Cvt.
     1.870% Due 06/01/06 ....................1,000,000              698,750
    Marshall & Ilsley
     5.750% Due 09/01/06 ....................1,000,000            1,070,162
    Morgan, J. P.
     6.700% Due 11/01/07 ....................  500,000              535,338
    New York Times
     6.950% Due 11/18/09 ....................1,000,000            1,136,400




                                             Principal             Market
                                              Amount               Value
                                              ------               -----
    Northern Trust
     7.300% Due 09/15/06 ....................1,000,000          $ 1,116,946
    Penney, J. C.
     7.600% Due 04/01/07 ....................1,000,000              995,000
    Qwest
     5.875% Due 08/03/04 ....................1,250,000            1,056,250
    Sears, Roebuck
     6.700% Due 11/15/06 ....................1,000,000            1,011,387
    SmithKline Beecham
     7.375% Due 04/15/05 ....................  765,000              846,775
    Tribune
     6.875% Due 11/01/06 ....................1,000,000            1,091,961
    Tyco
     5.875% Due 11/01/04 ....................  500,000              475,000
    Tyco
     6.375% Due 06/15/05 ....................1,040,000              988,000
    US West
     7.200% Due 11/01/04 ....................  110,000              105,050
    US West
     6.625% Due 09/15/05 ....................  265,000              247,775
    Verizon
     6.750% Due 12/01/05 ....................  250,000              270,824
    Wells Fargo
     7.125% Due 08/15/06 ....................1,000,000            1,116,789
    Wisconsin Electric Power
     7.125% Due 03/15/16 ....................1,000,000            1,035,178
    Wisconsin Power & Light
     7.000% Due 06/15/07 ....................1,000,000            1,093,709
                                                                -----------

   Total Corporate Bonds ....................                    33,469,355
                                                                -----------

   TOTAL BONDS
    (COST $33,819,012) ......................                    33,469,355
                                                                -----------

 SHORT-TERM INVESTMENTS - 2.1%

  VARIABLE RATE DEMAND NOTES - 2.1%
    Wisc. Central Credit Union ..............  658,342              658,342
    Wisconsin Electric Power ................   63,883               63,883
                                                                -----------

    Total Variable Rate Demand Notes ........                       722,225
                                                                -----------

    TOTAL SHORT-TERM INVESTMENTS
     (COST $722,225) ........................                       722,225
                                                                -----------

    TOTAL INVESTMENTS - 98.4%
     (COST $34,541,237) .....................                    34,191,580
                                                                -----------

    NET OTHER ASSETS AND
     LIABILITIES - 1.6% .....................                       545,691
                                                                -----------

    NET ASSETS - 100.0% .....................                   $34,737,271
                                                                ===========


(a) Non-income producing



                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
(In Thousands)

                                                 GROWTH           SELECT            BLUE CHIP        BALANCED             BOND
                                                  FUND             FUND                FUND            FUND               FUND
                                               Year Ended       Year Ended        Period Ended       Year Ended         Year Ended
                                               November 30,     November 30,      November 30,       November 30,       November 30,
                                                  2002             2002                2002*           2002               2002
                                           ----------------- ----------------- ----------------- ----------------- -----------------

INVESTMENT INCOME
  Dividends ...............................   $  6,060          $    224         $     29            $  1,353                 --
  Interest ................................      2,122                67                3               2,051           $  2,231
                                              --------          --------         --------            --------           --------
                                                 8,182               291               32               3,404              2,231
                                              --------          --------         --------            --------           --------
EXPENSES
  Investment advisory fees ................      4,183               146               15                 927                212
  Shareholder servicing costs .............        354                11                6                  63                 11
  Accounting services fees ................        223                30               10                 117                 48
  Federal & state registration ............        108                22                2                  37                 25
  Custodial fees ..........................        102                 9                4                  28                  7
  Professional fees .......................         70                31               11                  40                 36
  Directors fees ..........................         47                 1               --                  12                  3
  Other expenses ..........................        152                 6                1                  29                 13
                                              --------          --------         --------            --------           --------
   Total expenses .........................      5,239               256               49               1,253                355
   Less expenses reimbursable by advisor ..         --               (66)             (32)                 --                (69)
   Directed brokerage .....................       (164)               --               --                  (8)                --
                                              --------          --------         --------            --------           --------
 Net expenses .............................      5,075               190               17               1,245                286
                                              --------          --------         --------            --------           --------
NET INVESTMENT INCOME .....................      3,107               101               15               2,159              1,945
                                              --------          --------         --------            --------           --------
Net realized loss on investments ..........    (12,241)           (2,261)             (31)             (1,790)              (866)
Net unrealized appreciation (depreciation)
   on investments .........................    (69,028)             (843)             334              (6,464)            (1,224)
                                              --------          --------         --------            --------           --------
NET GAIN (LOSS) ON INVESTMENTS ............    (81,269)           (3,104)             303              (8,254)            (2,090)
                                              --------          --------         --------            --------           --------
Net increase (decrease) in net assets
   resulting from operations ..............   $(78,162)         $ (3,003)        $    318            $ (6,095)          $   (145)
                                              ========          ========         ========            ========           ========



*For the period August 1, 2002 (inception) through November 30, 2002.



                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In Thousands)


                                                 GROWTH            SELECT     BLUE CHIP         BALANCED                 BOND
                                                  FUND              FUND         FUND             FUND                   FUND

                                         Year Ended Year Ended  Year Ended  Period Ended Year Ended Year Ended Year Ended Year Ended
                                          Nov. 30,   Nov. 30,    Nov. 30,     Nov. 30,    Nov. 30,   Nov. 30,   Nov. 30,   Nov. 30,
                                            2002       2001        2002         2002*       2002       2001       2002       2001
                                          --------   --------    --------     --------    --------   --------   --------   --------

OPERATIONS
  Net investment income ................. $  3,107  $    152   $     101    $     15     $   2,159  $   1,176  $   1,945  $   1,276
  Net realized gain (loss) on
   investments ..........................  (12,241)   25,081      (2,261)        (31)       (1,790)     6,097       (866)       (19)
  Net unrealized appreciation
   (depreciation) on investments ........  (69,028)    1,712        (843)        334        (6,464)      (372)    (1,224)     1,555
                                          --------- --------   ----------   ---------    ---------- ----------  --------- ----------
  Net increase (decrease) in net
   assets resulting from operations .....  (78,162)   26,945      (3,003)        318        (6,095)     6,901       (145)     2,812
                                          --------- --------   ----------   ---------    ---------- ----------  --------- ----------

DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net investment
    income ..............................     (152)       --          --          --        (1,176)      (834)    (1,789)    (1,254)
  Distributions from net realized
   gains on securities transactions .....  (25,031)  (15,661)         --          --        (5,971)    (6,521)        --         --
                                          --------- --------   ----------   ---------    ---------- ----------  --------- ----------
  Total distributions to shareholders ...  (25,183)  (15,661)         --          --        (7,147)    (7,355)    (1,789)    (1,254)
                                          --------- --------   ----------   ---------    ---------- ----------  --------- ----------

FUND SHARE TRANSACTIONS .................  357,241   176,527      20,818       5,807        67,472     24,173      8,621      5,335
                                          --------- --------   ----------   ---------    ---------- ----------  --------- ----------

TOTAL INCREASE IN NET ASSETS ............  253,896   187,811      17,815       6,125        54,230     23,719      6,687      6,893

NET ASSETS
  Beginning of period ...................  266,749    78,938          --          --        83,797     60,078     28,050     21,157
                                          --------- --------   ----------   ---------    ---------- ----------  --------- ----------
  End of period ......................... $520,645  $266,749   $  17,815    $  6,125     $ 138,027  $  83,797  $  34,737  $  28,050
                                          ========= ========   ==========   =========    ========== ==========  ========= ==========

  Accumulated undistributed net
   investment income included in net
   assets at end of period .............. $  3,107  $    152   $     101    $     15     $   2,159  $   1,176  $     494  $     338


*For the period August 1, 2002 (inception) through November 30, 2002.



                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2002


NOTE 1 - ORGANIZATION
Thompson Plumb Funds, Inc. (the "Company") is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.

At November 30, 2002, the Company consisted of separate mutual funds series (the "Funds"): Thompson Plumb Growth Fund (the "Growth Fund"), Thompson Plumb Select Fund (the "Select Fund"), Thompson Plumb Blue Chip Fund (the "Blue Chip Fund"), Thompson Plumb Balanced Fund (the "Balanced Fund"), and Thompson Plumb Bond Fund (the "Bond Fund"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund's investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded) or, where market quotations are not readily available, at fair value as determined in good faith by the Advisor pursuant to procedures established by the Funds' Board of Directors. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities held by a Fund with remaining maturities of 60 days or less may be valued on an amortized cost basis.

REALIZED GAINS AND LOSSES ON SECURITIES - Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term, variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation. Each Fund's policy is to not purchase variable-rate demand notes unless at the time of purchase the issuer has unsecured debt securities outstanding that have received a rating within the two highest categories from either Standard & Poor's (that is, A-1, A-2 or AAA, AA) or Moody's Investors Service, Inc. (that is, Prime-1, Prime-2 or Aaa, Aa). Accordingly, the Funds do not anticipate nonperformance of these obligations by the issuers.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to the capital accounts.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund, Select Fund, Blue Chip Fund and the Balanced Fund normally will be declared on an annual basis within 30 days and paid within 60 days following the Funds' fiscal year-end. Bond Fund distributions to shareholders from net investment income normally will be declared on a quarterly basis within 30 days and paid within 60 days following the Fund's fiscal quarter, and distributions to shareholders from realized gains on securities normally will be declared on an annual basis within 30 days and paid within 60 days following the Fund's fiscal year-end. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for Federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

November 30, 2002

DIRECTED BROKERAGE ARRANGEMENTS - The Funds have a directed business arrangement with Fidelity Capital Markets. Upon purchase and/or sales of the investment securities at best price and execution, the Funds pays broker commissions to Fidelity Capital Markets. These commission payments generate non-refundable cumulative credits, which are available to pay certain expenses of the Funds. For the year ended November 30, 2002, the Thompson Plumb Growth Fund and the Thompson Plumb Balanced Fund expenses were reduced by $164,381 and $8,400 by utilizing these direct brokerage credits. This resulted in the decrease in the expense ratio being charged to shareholders for the Thompson Plumb Growth Fund and Thompson Plumb Balanced Fund of .04% and .01%. In accordance with the Securities and Exchange Commission requirements, such amount is required to be shown as an expense and has been included in each of the Statements of Operations.

LINE OF CREDIT - The Thompson Plumb Funds have established a line of credit ("LOC") with U.S. Bank N.A. to be used for temporary liquidity needs, primarily for financing redemption payments. Each of the individual Funds, borrowing under the LOC are limited to either the lessor of 5% of the market value of the Fund's total assets or any explicit borrowing limits imposed by the Board. At November 30, 2002, limits established by the Board are: Growth Fund - $20,000,000, Select Fund - $500,000, Balanced Fund - $5,000,000 Bond Fund - $1,000,000. As of
November 30, 2002, there were no borrowings by the Funds outstanding under the LOC.

OTHER - Investment securities transactions are accounted for on the trade date. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Each Fund is charged for those expenses that are directly attributed to it, such as advisory, custodial, accounting services and certain shareholder servicing fees, while other expenses that cannot be directly attributable to a Fund are allocated among the Funds in proportion to the net assets of the respective Fund.

NOTE 3 - INVESTMENT ADVISORY AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into an Advisory Agreement with Thompson, Plumb & Associates, Inc. (the "Advisor") for management of each Fund's portfolio and for the administration of other Fund affairs. As compensation for its services, the Advisor receives a fee computed daily and payable monthly as follows: (i) for the Growth Fund, 1.00% of average daily net assets up to $50 million and 0.90% of average daily net assets in excess of $50 million; (ii) for the Select Fund, 1.00% of average daily net assets up to $50 million and 0.90% of average daily net assets in excess of $50 million; (iii) for the Blue Chip Fund, 1.00% of average daily net assets up to $50 million and 0.90% of average daily net assets in excess of $50 million; (iv) for the Balanced Fund, 0.85% of average daily net assets up to $50 million and 0.80% of average daily net assets in excess of $50 million; (v) for the Bond Fund, 0.65% of average daily net assets up to $50 million and 0.60% of average daily net assets in excess of $50 million.

Pursuant to an Accounting Services Agreement, the Advisor maintains the Funds' financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds, and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays the Advisor a fee computed daily and payable monthly at the annual rate of 0.15% of net assets up to $30 million, 0.10% of net assets in excess of $30 million, and 0.025% of net assets in excess of $100 million, with a minimum fee of $30,000 per year. As of June 1, 2001, the calculations of daily net asset value were subcontracted to U.S. Bancorp Fund Services resulting in fees paid by Thompson Plumb & Associates in the amount of $62,736, $30,000, $10,000, $33,030 and $30,000 for the Growth Fund, Select Fund, Blue Chip Fund, Balanced Fund and Bond Fund, respectively for the fiscal year ended November 30, 2002.

The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the Funds through July 31, 2003 so that the operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: Select Fund-1.30%, Blue Chip Fund-1.20% and Bond Fund-0.80%.

November 30, 2002

NOTE 4 - FUND SHARE TRANSACTIONS
Transactions in shares of the Funds were as follows:

(In thousands)                                               Year Ended                         Year Ended
                                                         November 30, 2002                  November 30, 2001
                                                    --------------------------         --------------------------
                                                     Shares          Dollars            Shares           Dollars
                                                    ---------      -----------         ---------      -----------
GROWTH FUND
Shares sold                                          12,962       $  539,675            4,647        $   201,734
Shares issued in reinvestment of dividends                3              146                -                  -
Shares issued in reinvestment of realized gains         574           24,129              396             15,365
Shares redeemed                                      (5,524)        (206,709)            (954)           (40,572)
                                                    -------       ----------            -----        -----------
  Net increase                                        8,015       $  357,241            4,089        $   176,527
                                                    =======       ==========            =====        ===========



                                                             Year Ended
                                                         November 30, 2002
                                                    --------------------------
                                                      Shares         Dollars
                                                    ---------      -----------
SELECT FUND
Shares sold                                           2,391       $   24,026
Shares redeemed                                        (379)          (3,208)
                                                      -----       ----------
  Net increase                                        2,012       $   20,818
                                                      =====       ==========



                                                            Period Ended
                                                         November 30, 2002*
                                                    --------------------------
                                                      Shares        Dollars
                                                    ---------      -----------
BLUE CHIP FUND
Shares sold                                             602       $    5,927
Shares redeemed                                         (13)            (120)
                                                       ----       ----------
  Net increase                                          589       $    5,807
                                                       ====       ==========


                                                           Year Ended                          Year Ended
                                                       November 30, 2002                   November 30, 2001
                                                    --------------------------         --------------------------
                                                      Shares        Dollars             Shares         Dollars
                                                    ---------      -----------         ---------      -----------
BALANCED FUND
Shares sold                                           5,392       $   90,916            1,501        $    26,975
Shares issued in reinvestment of dividends               68            1,143               47                793
Shares issued in reinvestment of realized gains         348            5,852              374              6,268
Shares redeemed                                      (1,870)         (30,439)            (557)            (9,863)
                                                     ------       ----------            ------       -----------
  Net increase                                        3,938       $   67,472            1,365        $    24,173
                                                     ======       ==========           ======        ===========


                                                            Year Ended                         Year Ended
                                                         November 30, 2002                  November 30, 2001
                                                    --------------------------         --------------------------
                                                      Shares        Dollars             Shares          Dollars
                                                    ---------      -----------         ---------      -----------
BOND FUND
Shares sold                                           1,580       $   16,341              638        $     6,714
Shares issued in reinvestment of dividends              139            1,419              109              1,113
Shares issued in reinvestment of realized gains           -                -                -                  -
Shares redeemed                                        (901)          (9,139)            (241)            (2,492)
                                                      -----       ----------             ----        -----------
  Net increase                                          818       $    8,621              506        $     5,335
                                                      =====       ==========             ====        ===========


*For the period August 1, 2002 (inception) through November 30, 2002.

November 30, 2002


NOTE 5 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the year ended November 30, 2002 were as follows:

                                                                         SECURITIES OTHER THAN U. S. GOVERNMENT
                              U. S. GOVERNMENT SECURITIES                      AND SHORT-TERM INVESTMENTS
                             Purchases             Sales                     Purchases                Sales
                           ------------        ------------             -----------------        -------------
Growth Fund                $  4,499,456        $  4,500,000             $    671,025,280         $336,513,752
Select Fund                $  5,983,840        $  5,992,032             $     29,682,355         $  9,660,022
Blue Chip Fund*                       -                   -             $      5,679,154         $    265,847
Balanced Fund                         -        $  1,193,428             $    147,888,894         $ 84,131,878
Bond Fund                             -                   -             $     15,753,791         $  6,208,371

*For the period August 1, 2002 (inception) through November 30, 2002.

NOTE 6 - INCOME TAX INFORMATION
At November 30, 2002, the investment cost and aggregate unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows:

                                                                            Net unrealized                           Distributable
                      Federal          Unrealized        Unrealized          appreciation          Distributable       long-term
                      tax cost        appreciation      depreciation        (depreciation)        ordinary income    capital gains
                 ----------------   --------------   -----------------    -----------------     ------------------  ---------------
Growth Fund       $ 581,879,963      $ 20,490,257      $ (79,277,434)      $  (58,787,177)        $     3,106,010    $ 1,621,794
Select Fund       $  18,613,544      $  1,106,707      $  (1,989,163)      $     (882,456)        $       100,852             -
Blue Chip Fund    $   5,796,927      $    536,419      $    (208,243)      $      328,176         $        14,813             -
Balanced Fund     $ 138,576,076      $  8,205,894      $  (7,594,593)      $      611,301         $     2,158,548             -
Bond Fund         $  34,541,237      $  1,500,859      $  (1,850,516)      $     (349,657)        $       495,043             -

The tax components of distributions paid during the fiscal year ended November 30, 2002, capital loss carryforwards (expiring in varying amounts through 2010) as of November 30, 2002 and tax basis post-October losses as of November 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                                     Long-term           Net capital
                              Ordinary income       capital gains            loss            Post-October
                               distributions        distributions        carryforward            losses
                             -----------------     ----------------    ---------------     ----------------
         Growth Fund           $  8,527,417         $  16,656,338       $           -       $    8,195,913
         Select Fund           $          -         $           -       $     881,628       $    1,339,664
         Blue Chip Fund        $          -         $           -       $      24,934       $            -
         Balanced Fund         $  2,414,371         $   4,732,170       $     823,967       $      149,610
         Bond Fund             $  1,788,513         $           -       $   1,124,202       $            -

   The following distributions were declared on December 16, 2002, payable to shareholders on December 17, 2002.

                                           ORDINARY INCOME                   LONG-TERM CAPITAL GAINS
                                            DISTRIBUTIONS                         DISTRIBUTIONS
                                     Amount              Per Share          Amount             Per Share
                                -------------            ---------        ----------           ---------
         Growth Fund            $   3,646,295             $  0.25         $1,633,540            $ 0.11
         Select Fund            $     112,158             $  0.06         $        -            $    -
         Blue Chip Fund         $      20,374             $  0.03         $        -            $    -
         Balanced Fund          $   2,164,693             $  0.26         $        -            $    -
         Bond Fund              $     677,088             $  0.20         $        -            $    -

FINANCIAL HIGHLIGHTS

  The following table presents information relating to a share of capital stock outstanding for the entire period.

                                                                                   Year Ended November 30,
                                                            --------------------------------------------------------------------
                                                                 2002           2001         2000        1999         1998
                                                                 ----           ----         ----        ----         ----
          GROWTH FUND

          NET ASSET VALUE, BEGINNING OF PERIOD              $    46.45    $    47.75    $   41.00    $   40.85    $   39.36
          INCOME FROM INVESTMENT OPERATIONS
          ---------------------------------
             Net investment income (loss)                         0.22          0.03        (0.04)       (0.13)       (0.07)
             Net realized and unrealized gains (losses)
               on investments                                    (4.77)         8.02         8.35         3.78         4.92
                                                            ----------    ----------    ---------    ---------    ---------
            TOTAL FROM INVESTMENT OPERATIONS                     (4.55)         8.05         8.31         3.65         4.85
          LESS DISTRIBUTIONS
          ------------------
             Distributions from net investment income            (0.02)            -            -            -            -
             Distributions from net realized gains               (4.03)        (9.35)       (1.56)       (3.50)       (3.36)
                                                            ----------    ----------    ---------    ---------    ---------
             TOTAL DISTRIBUTIONS                                 (4.05)        (9.35)       (1.56)       (3.50)       (3.36)

          NET ASSET VALUE, END OF PERIOD                    $    37.85    $    46.45    $   47.75    $   41.00    $   40.85
                                                            ==========    ==========    =========    =========    =========

          TOTAL RETURN                                          (10.65%)       20.73%       21.14%       10.06%       13.74%

          RATIOS/SUPPLEMENTAL DATA
          ------------------------
             Net assets, end of period (millions)           $    520.6    $    266.7    $    78.9    $    77.9    $    68.5
             Ratios to average net assets:
               Ratio of expenses                                  1.11%         1.20%        1.29%        1.32%        1.41%
               Ratio of expenses without reimbursement+           1.15%         1.20%        1.36%        1.36%        1.41%
               Ratio of net investment income (loss)              0.68%         0.11%       (0.09%)      (0.34%)      (0.19%)
               Ratio of net investment income (loss)
                 without reimbursement+                           0.65%         0.11%       (0.16%)      (0.37%)      (0.19%)
             Portfolio turnover rate                             74.07%        62.96%       64.10%       79.17%       67.13%


+Includes before advisor reimbursement and soft dollar commissions.



                       See Notes to Financial Statements.

  The following table presents information relating to a share of capital stock outstanding for the entire period.

                                                                     Year Ended
                                                                 November 30, 2002
                                                                 -----------------

                   SELECT FUND

                   NET ASSET VALUE, BEGINNING OF PERIOD             $   10.00
                   INCOME FROM INVESTMENT OPERATIONS
                   ---------------------------------
                      Net investment income                              0.05
                      Net realized and unrealized losses
                        on investments                                  (1.20)
                                                                    ---------
                      TOTAL FROM INVESTMENT OPERATIONS                  (1.15)
                   LESS DISTRIBUTIONS
                   ------------------
                      Distributions from net investment income              -
                      Distributions from net realized gains                 -
                                                                    ---------
                      TOTAL DISTRIBUTIONS                                   -

                   NET ASSET VALUE, END OF PERIOD                   $    8.85
                                                                    =========

                   TOTAL RETURN                                        (11.50%)

                   RATIOS/SUPPLEMENTAL DATA
                   ------------------------
                      Net assets, end of period (millions)          $    17.8
                      Ratios to average net assets:
                        Ratio of expenses                                1.30%
                        Ratio of expenses without reimbursement          1.74%
                        Ratio of net investment income                   0.69%
                        Ratio of net investment income without
                          reimbursement                                  0.24%
                      Portfolio turnover rate                           66.24%


                       See Notes to Financial Statements.

  The following table presents information relating to a share of capital stock outstanding for the entire period.


                                                     August 1, 2002 (inception)
                                                     through November 30, 2002
                                                     -------------------------

           BLUE CHIP FUND

           NET ASSET VALUE, BEGINNING OF PERIOD             $   10.00
           INCOME FROM INVESTMENT OPERATIONS
           ---------------------------------
              Net investment income                              0.03
              Net realized and unrealized gains
                on investments                                   0.37
                                                            ---------
              TOTAL FROM INVESTMENT OPERATIONS                   0.40
           LESS DISTRIBUTIONS
           ------------------
              Distributions from net investment income              -
              Distributions from net realized gains                 -
                                                            ---------
              TOTAL DISTRIBUTIONS                                   -

           NET ASSET VALUE, END OF PERIOD                   $   10.40
                                                            =========

           TOTAL RETURN                                          4.00%(a)

           RATIOS/SUPPLEMENTAL DATA
           ------------------------
              Net assets, end of period (millions)          $    6.1
              Ratios to average net assets:
                Ratio of expenses                                1.20%(b)
                Ratio of expenses without reimbursement          3.36%(b)
                Ratio of net investment income                   1.02%(b)
                Ratio of net investment loss without
                  reimbursement                                 (1.20%)(b)
              Portfolio turnover rate                            5.98%(a)


(a) Calculated on a non-annualized basis.
(b) Calculated on an annualized basis.


                       See Notes to Financial Statements.

  The following table presents information relating to a share of capital stock outstanding for the entire period.

                                                                                 Year Ended November 30,
                                                            ---------------------------------------------------------------
                                                                2002         2001        2000         1999         1998
                                                                ----         ----        ----         ----         ----

          BALANCED FUND

          NET ASSET VALUE, BEGINNING OF PERIOD              $  18.66    $   19.21    $   18.54    $   18.16    $   18.16
          INCOME FROM INVESTMENT OPERATIONS
          ---------------------------------
             Net investment income                              0.26         0.26         0.27         0.21         0.19
             Net realized and unrealized gains (losses)
               on investments                                  (0.98)        1.54         1.95         1.44         1.65
                                                            --------    ---------    ---------    ---------    ---------
             TOTAL FROM INVESTMENT OPERATIONS                  (0.72)        1.80         2.22         1.65         1.84
          LESS DISTRIBUTIONS
          ------------------
             Distributions from net investment income          (0.26)       (0.27)       (0.21)       (0.19)       (0.13)
             Distributions from net realized gains             (1.31)       (2.08)       (1.34)       (1.08)       (1.71)
                                                            --------    ---------    ---------    ---------    ---------
             TOTAL DISTRIBUTIONS                               (1.57)       (2.35)       (1.55)       (1.27)       (1.84)
          NET ASSET VALUE, END OF PERIOD                    $  16.37    $   18.66    $   19.21    $   18.54    $   18.16
                                                            ========    =========    =========    =========    =========
          TOTAL RETURN                                         (4.07%)      10.75%       12.99%        9.79%       11.63%

          RATIOS/SUPPLEMENTAL DATA
          ------------------------
             Net assets, end of period (millions)           $  138.0    $    83.8    $    60.1    $    56.3    $    47.3
             Ratios to average net assets:
               Ratio of expenses                                1.10%        1.15%        1.22%        1.25%        1.30%
               Ratio of expenses without reimbursement+         1.11%        1.17%        1.22%        1.25%        1.30%
               Ratio of net investment income                   1.91%        1.73%        1.42%        1.24%        1.16%
               Ratio of net investment income without
                 reimbursement+                                 1.91%        1.71%        1.42%        1.24%        1.16%
             Portfolio turnover rate                           79.24%       58.23%       77.94%       66.64%       83.07%


+Includes before advisor reimbursement and soft dollar commissions.



                       See Notes to Financial Statements.

  The following table presents information relating to a share of capital stock outstanding for the entire period.

                                                                                  Year Ended November 30,
                                                            --------------------------------------------------------------
                                                                 2002         2001         2000        1999         1998
                                                                 ----         ----         ----        ----         ----
           BOND FUND

           NET ASSET VALUE, BEGINNING OF PERIOD             $   10.69    $    9.99    $   10.18    $   10.93    $   10.54
           INCOME FROM INVESTMENT OPERATIONS
           ---------------------------------
             Net investment income                               0.59         0.56         0.60         0.59         0.56
             Net realized and unrealized gains (losses)
                on investments                                  (0.61)        0.72        (0.11)       (0.76)        0.39
                                                            ---------    ---------    ---------    ---------    ---------
             TOTAL FROM INVESTMENT OPERATIONS                   (0.02)        1.28         0.49        (0.17)        0.95
           LESS DISTRIBUTIONS
             Distributions from net investment income           (0.58)       (0.58)       (0.60)       (0.58)       (0.56)
             Distributions from net realized gains                  -            -        (0.08)           -            -
                                                            ---------    ---------    ---------    ---------    ---------
             TOTAL DISTRIBUTIONS                                (0.58)       (0.58)       (0.68)       (0.58)       (0.56)
           NET ASSET VALUE, END OF PERIOD                   $   10.09    $   10.69    $    9.99    $   10.18    $   10.93
                                                            =========    =========    =========    =========    =========

           TOTAL RETURN                                         (0.16%)      13.20%        5.08%       (1.63%)       9.34%

           RATIOS/SUPPLEMENTAL DATA
           ------------------------
             Net assets, end of period (millions)           $    34.7    $    28.1    $    21.2    $    26.0    $    32.7
             Ratios to average net assets:
                Ratio of expenses                                0.87%        0.94%        0.94%        0.97%        1.04%
                Ratio of expenses without reimbursement          1.08%        1.13%        1.16%        1.11%        1.08%
                Ratio of net investment income                   5.94%        5.52%        5.97%        5.41%        5.30%
                Ratio of net investment income without
                  reimbursement                                  5.73%        5.33%        5.75%        5.27%        5.26%
             Portfolio turnover rate                            20.09%        7.26%       15.99%       40.67%       35.09%


                       See Notes to Financial Statements.

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                                                     PRICEWATERHOUSECOOPERS LLP
                                                     650 Third Avenue South Park
                                                     Building Suite 1300
                                                     Minneapolis MN  55402-4333


                        REPORT OF INDEPENDENT ACCOUNTANTS

January 6, 2003

To the Board of Directors and Shareholders of Thompson Plumb Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thompson Plumb Growth Fund, Thompson Plumb Select Fund, Thompson Plumb Blue Chip Fund, Thompson Plumb Balanced Fund and Thompson Plumb Bond Fund (constituting the Thompson Plumb Funds, Inc., hereafter referred to as the "Funds") at November 30, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PriceWaterhouseCoopers LLP

DIRECTORS AND OFFICERS

                                                        TERM OF                                       NUMBER OF
                                POSITION(S)             OFFICE &            PRINCIPAL                 THOMPSON          OTHER
                                HELD WITH               LENGTH            OCCUPATION(S)              PLUMB FUNDS     DIRECTORSHIPS
    NAME,                     THOMPSON PLUMB            OF TIME            DURING PAST                OVERSEEN          HELD BY
ADDRESS & AGE                   FUNDS, INC.             SERVED(1)          FIVE YEARS                BY DIRECTOR       DIRECTOR
-------------                   -----------             ---------          ----------                -----------       --------

INDEPENDENT DIRECTORS:


Mary Ann Deibele                Director                Since          Retired since September            5              None
20029 Reichardt Road                                    1994           1994; prior thereto, Director
Kiel, WI 53042                                                         and member of the executive
Birth Date: 3/5/36                                                     committee of Household
                                                                       Utilities, Inc. (a high tech
                                                                       sheet metal fabricating
                                                                       facility).


John W. Feldt                   Director                Since          Senior Vice President of           5      Baird Funds,
1848 University Ave.                                    1987           Finance of the University of              Inc. (6 Funds)
Madison, WI 53726                                                      Wisconsin Foundation since
Birth Date: 5/2/42                                                     1984; prior thereto, Vice
                                                                       President of Finance for the
                                                                       University of Wisconsin
                                                                       Foundation.

                                                                       Director of the Robert M. La
Donald A. Nichols               Director                Since          Follette School of Public          5              None
1180 Observatory Dr.                                    1987           Affairs at the University of
Madison, WI 53706                                                      Wisconsin; Professor of
Birth Date: 12/20/40                                                   Economics at the University
                                                                       of Wisconsin since 1996;
                                                                       Chairman, Department of Economics
                                                                       from 1983 to 1986 and from 1988
                                                                       to 1990; Economic Consultant

INTERESTED DIRECTORS & OFFICERS:
                                                                       Vice President of the Advisor
Thomas G. Plumb (2)             Director,               Since          since co-founding it in June       5              None
1200 John Q.                    President &             1987           1984; Chief Operating Officer
Hammons Drive                   Treasurer                              and Treasurer of Thompson
Madison, WI 53717                                                      Plumb Trust Company since
Birth Date: 7/29/52                                                    2001; formerly, Vice President
                                                                       of Firstar Bank Madison, N.A.,
                                                                       Investment Management Division,
                                                                       from December 1983 to June
                                                                       1984 and various officer
                                                                       and other management
                                                                       responsibilities at Firstar Bank
                                                                       Madison, N.A. from November
                                                                       1979 to December 1983; a Chartered
                                                                       Financial Analyst.

DIRECTORS AND OFFICERS

                                                        TERM OF                                       NUMBER OF
                                POSITION(S)             OFFICE &            PRINCIPAL                 THOMPSON          OTHER
                                HELD WITH               LENGTH            OCCUPATION(S)              PLUMB FUNDS     DIRECTORSHIPS
    NAME,                     THOMPSON PLUMB            OF TIME            DURING PAST                OVERSEEN          HELD BY
ADDRESS & AGE                   FUNDS, INC.             SERVED(1)          FIVE YEARS                BY DIRECTOR       DIRECTOR
-------------                   -----------             ---------          ----------                -----------       --------



INTERESTED DIRECTORS & OFFICERS:

John W. Thompson (2)(3)        Chairman &               Since         President of the Advisor since    5                  None
1200 John Q.                   Secretary                1987          co-founding it in June 1984;
Hammons Drive                                                         Treasurer of the Advisor since
Madison, WI 53717                                                     October 1993; Chief
Birth Date: 7/26/43                                                   Executive Officer and
                                                                      Secretary of Thompson Plumb
                                                                      Trust Company since 2001;
                                                                      formerly, First Vice President
                                                                      and Division Manager of the
                                                                      Investment Management Division
                                                                      of Firstar Bank Madison, N.A.
                                                                      from September 1979 until June
                                                                      1984; a Chartered Financial
                                                                      Analyst.


David B. Duchow                Vice                     Since         Portfolio Manager of the          N/A                N/A
1200 John Q.                   President                1996          Advisor since December
Hammons Drive                                                         1996; formerly, Associate
Madison, WI 53717                                                     Portfolio Manager of the
Birth Date: 1/31/68                                                   Advisor from January 1994 to
                                                                      December 1996; Investment
                                                                      Analyst of the Advisor since
                                                                      September 1993; Trust Officer
                                                                      of Thompson Plumb Trust Company
                                                                      since 2001; Marketing
                                                                      Representative for the Prudential Co.
                                                                      from December 1991 to September
                                                                      1992; a Chartered Financial Analyst.


Timothy R. O'Brien             Vice                     Since         Portfolio Manager of the          N/A                N/A
1200 John Q.                   President                1998          Advisor since October 1998;
Hammons Drive                                                         Investment Analyst of the
Madison, WI 53717                                                     Advisor since October 1997;
Birth Date: 6/8/59                                                    Lieutenant Colonel in the
                                                                      Wisconsin Air National
                                                                      Guard; Adjunct Professor at
                                                                      Upper Iowa University since
                                                                      1995; a Chartered Financial
                                                                      Analyst.

DIRECTORS AND OFFICERS

                                                        TERM OF                                       NUMBER OF
                                POSITION(S)             OFFICE &            PRINCIPAL                 THOMPSON          OTHER
                                HELD WITH               LENGTH            OCCUPATION(S)              PLUMB FUNDS     DIRECTORSHIPS
    NAME,                     THOMPSON PLUMB            OF TIME            DURING PAST                OVERSEEN          HELD BY
ADDRESS & AGE                   FUNDS, INC.             SERVED(1)          FIVE YEARS                BY DIRECTOR       DIRECTOR
-------------                   -----------             ---------          ----------                -----------       --------




INTERESTED DIRECTORS & OFFICERS:

Clint A. Oppermann              Vice                    Since        Director of Research of the        N/A                N/A
1200 John Q.                  President                 1999         Advisor since November
Hammons Drive                                                        2001; Portfolio Manager of
Madison, WI 53717                                                    the Advisor since August
Birth Date: 8/9/70                                                   1999; Portfolio Manager of
                                                                     Firstar Investment Research
                                                                     & Management Company,
                                                                     L.L.C. from 1997 to August
                                                                     1999; Site Selection
                                                                     Consultant for Semradek &
                                                                     Co. from 1995 to 1997; a
                                                                     Chartered Financial Analyst.


John C. Thompson (3)            Vice                    Since        Portfolio Manager of the           N/A                N/A
1200 John Q.                  President                 1996         Advisor since December
Hammons Drive                                                        1996; Associate Portfolio
Madison, WI 53717                                                    Manager of the Advisor from
Birth Date: 10/28/68                                                 January 1994 to December
                                                                     1996; Investment Analyst for
                                                                     the Advisor since March
                                                                     1993; a Chartered Financial
                                                                     Analyst.

(1) Officers of the Investment Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.
(2) Thomas G. Plumb and John W. Thompson are "interested persons" of the Investment Company by virtue of their positions with the Investment Company and the Advisor.
(3) John C. Thompson, Vice President of the Investment Company, is the son of John W. Thompson, Chairman, Secretary and Director of the Investment Company.

The Statement of Additional Information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-999-0887.


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